UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2233 Argentia Road, Suite 401
 Mississauga, Ontario, L5N 2X7, Canada
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (905) 821-9669

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	STKL	The Nasdaq Stock Market LLC
Common Shares	SOY	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b 2 of the Securities Exchange Act of 1934 (17 CFR §240.12b 2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

SunOpta Inc. (the "Company") has replaced Ernst & Young LLP (Canada) ("EY Canada") with Ernst & Young LLP (United States) ("EY United States") as its independent registered public accounting firm. As described below, the change in independent registered public accounting firms is not the result of any disagreement with EY Canada.

On May 20, 2021, the Audit Committee of the Board of Directors of the Company (the "Audit Committee") approved the dismissal of EY Canada as the Company's independent registered public accounting firm and appointed EY United States. The Audit Committee's decision was due solely to the relocation of the Company's principal executive offices to the Minneapolis, Minnesota area, where EY United States has an office.

EY Canada's reports on the Company's financial statements for the years ended December 28, 2019 and January 2, 2021, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 28, 2019 and January 2, 2021, and through May 20, 2021, there were no disagreements with EY Canada on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY Canada, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 28, 2019 and January 2, 2021, and through May 20, 2021, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EY Canada with a copy of the foregoing disclosures and requested EY Canada to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not EY Canada agrees with the disclosures. A copy of EY Canada's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On May 20, 2021, the Audit Committee engaged EY United States as the Company's independent registered public accounting firm and auditor to act as the principal accountant to audit the Company's financial statements for the 2021 fiscal year. During the Company's fiscal years ended December 28, 2019 and January 2, 2021, and through May 20, 2021, neither the Company, nor anyone acting on its behalf, consulted with EY United States regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided that EY United States concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

16.1 Letter to the Securities and Exchange Commission from EY Canada regarding the matters disclosed in Item 4.01 (a) of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Scott Huckins

Scott Huckins
Chief Financial Officer

Date	May 21, 2021